UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2007
APOLLO GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Arizona	0-25232	86-0419443

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

4615 East Elwood Street, Phoenix, Arizona		85040

(Address of Principal Executive Offices)		(Zip Code)
(480) 966-5394
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 2.02. Results of Operations and Financial Condition.
On October 22, 2007, Apollo Group, Inc. issued a press release regarding selected financial results for its fiscal year 2007, which ended August 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 17, 2007, the Board of Directors of Apollo Group, Inc. elected Ann Kirschner to serve as a Director.
Dr. Ann Kirschner, 56, is a distinguished innovator in higher education administration and management. As president of Comma Communications, she specialized in strategic planning for public and private universities and education companies. In 2006 she was named University Dean of Macaulay Honors College of The City University of New York. Her previous career as an entrepreneur in media and technology included founding Fathom, an online knowledge network, in association with Columbia University, the London School of Economics, the New York Public Library, the Natural History Museum, Cambridge University Press, and other educational and cultural institutions around the world. She also created NFL SUNDAY TICKET and NFL.COM for the National Football League. A frequent contributor to conferences and publications, Dr. Kirschner was named one of New York Magazine’s “Millennium New Yorkers” and honored as a distinguished graduate of Princeton University. She serves on the Board of Directors of Public Agenda, the Jewish Women’s Archive, Open University of Israel, the Princeton University Graduate School Council, and MOUSE. Until recently, she served on the board of Topps (TOPP).
A Whiting Fellow in the Humanities, Dr. Kirschner received her Ph.D. in English literature from Princeton University, an M.A. from the University of Virginia, and a B.A. from the State University of New York at Buffalo.
Apollo Group, Inc. issued a press release on October 22, 2007, to announce Dr. Kirschner’s election to its Board. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 8.01. Other Events.
On October 22, 2007, Apollo Group, Inc. announced that it has entered into a joint venture agreement with The Carlyle Group. A copy of this press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following Exhibit 99.1 is furnished herewith and Exhibits 99.2 and 99.3 are filed herewith:

Exhibit Number	Description

99.1	Text of press release issued by Apollo Group, Inc. dated October 22, 2007.

99.2	Text of press release issued by Apollo Group, Inc. dated October 22, 2007.

99.3	Text of press release issued by Apollo Group, Inc. dated October 22, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GROUP, INC.
Date: October 22, 2007	By:	/s/ Brian L. Swartz
		Name:	Brian L. Swartz
		Title:	Senior Vice President of Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Apollo Group, Inc. dated October 22, 2007.

99.2	Text of press release issued by Apollo Group, Inc. dated October 22, 2007.

99.3	Text of press release issued by Apollo Group, Inc. dated October 22. 2007.